JPMORGAN TRUST I

JPMorgan Diversified Fund
(All Share Classes)

Supplement dated November 14, 2008
to the Prospectuses dated November 1, 2008

Effective January 1, 2009, the JPMorgan Diversified Fund (the “Fund”) will invest up to 20% of its assets in other JPMorgan Funds. As a result, the following changes will be made to the Fund’s prospectuses at that time:

•	In order to better describe the Fund’s investments, including the investments in other JPMorgan Funds, the disclosure under “What is the goal of the Fund?” will be replaced with the following:

The Fund seeks to provide a high total return from a diversified portfolio of equity and fixed income investments.

•	The 8th paragraph under “What are the Fund’s main investment strategies?” is replaced with the following:

In addition to purchasing securities directly, the Fund may invest up to 20% of its assets in shares of other JPMorgan Funds in order to expose the Fund to certain asset classes when the adviser believes it is appropriate. The investments in the JPMorgan Funds will be considered part of the applicable asset class when the percentages for the asset allocation model are calculated. See “Investments in Other JPMorgan Funds by the JPMorgan Diversified Fund” under ADDITIONAL INFORMATION REGARDING FUND INVESTMENT PRACTICES in the Statement of Additional Information for a list of the JPMorgan Funds that the adviser is currently targeting for actual or potential investment by the Fund. The Fund may utilize other JPMorgan Funds in the future.

•	The Investment Company Risk section of “The Fund’s Main Investment Risks” is replaced with the following:

To the extent that the Fund invests in underlying JPMorgan Funds, the Fund’s investment performance is related to the performance of the underlying funds. The Fund’s net asset value will change with changes in the equity and bond markets and the value of the underlying funds in which it invests. Shareholders will bear not only their proportionate share of the Fund’s expenses, but also indirectly pay a portion of the expenses incurred by the underlying funds. As the underlying funds or the Fund’s allocations to underlying funds change from time to time, or to the extent that the expense ratios of the underlying funds change, the weighted average operating expenses borne by the Fund may increase or decrease. Because the adviser or its affiliates provide services to and receive fees from the underlying funds, investments in the Fund benefit the adviser and its affiliates.

•	The following is added at the end of footnote 2 to the Annual Operating Expenses table:

As discussed under “The Fund’s Main Investment Strategies,” the Fund expects to invest in other JPMorgan Funds beginning January 1, 2009. Based on the initial allocation of the Fund’s assets to these JPMorgan Funds, it is estimated that the “Acquired Fund Fees and Expenses” would be 0.17% of the Fund’s average daily net assets for the first 12 month period. JPMIM and JPMDS have voluntarily agreed to waive Fund fees in the pro rata amount of the advisory and shareholder service fees charged by the underlying JPMorgan Funds, which is estimated to be 0.12% for the first twelve months. Therefore, the increase in Total Annual Operating Expenses after considering the effect of the increased “Acquired Fund Fees and Expenses” are estimated to be 0.16% and the increase in Net Expenses after considering the effect of the increased “Acquired Fund Fees and Expenses” and any corresponding fee waivers are estimated to be 0.04% for the first 12 months. “Acquired Fund Fees and Expenses” and the amount of the voluntary waiver will vary with changes in the expenses of the underlying JPMorgan Funds, as well as the allocation of the Fund’s assets, and the waiver may be higher or lower than 0.12%.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-DIV-1108

JPMORGAN TRUST I

JPMorgan Diversified Fund
(All Share Classes)

Supplement dated November 14, 2008
to the Statement of Additional Information dated November 1, 2008, as supplemented

Effective January 1, 2009, the JPMorgan Diversified Fund (the “Fund”) will invest up to 20% of its assets in other JPMorgan Funds. As a result, the following will be added under the ADDITIONAL INFORMATION REGARDING FUND INVESTMENT PRACTICES section:

Investments in Other JPMorgan Funds by JPMorgan Diversified Fund

The following is the list of JPMorgan Funds that the Adviser is currently targeting for actual or potential investment by the JPMorgan Diversified Fund:

Highbridge Statistical Market Neutral Fund
JPMorgan Asia Equity Fund
JPMorgan Disciplined Equity Fund
JPMorgan Emerging Markets Debt Fund
JPMorgan Emerging Markets Equity Fund
JPMorgan Growth Advantage Fund
JPMorgan High Yield Bond Fund
JPMorgan International Opportunities Fund
JPMorgan International Realty Fund
JPMorgan International Value Fund
JPMorgan Intrepid Growth Fund
JPMorgan Intrepid Plus Fund
JPMorgan Intrepid Value Fund
JPMorgan Multi-Cap Market Neutral Fund
JPMorgan Realty Income Fund
JPMorgan Small Cap Core Fund
JPMorgan U.S. Real Estate Fund
JPMorgan Value Advantage Fund

The Fund may invest in other JPMorgan Funds in the future.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
PROSPECTUS FOR FUTURE REFERENCE

SUP-SAI-DIV-1108